U N I T E D   S T A T E S

                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



            Date of Report
   (Date of earliest event reported)           August 14, 1998


        PACIFIC CENTURY FINANCIAL CORPORATION
-----------------------------------------------------
(Exact name of registrant as specified in its charter)


       Delaware                1-6887             99-0148992
------------------------    --------------    -------------------
(State of incorporation)     (Commission        (IRS Employer
                              File Number)    Identification No.)


 130 Merchant Street, Honolulu, Hawaii              96813
----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)


      (Registrant's telephone number,
            including area code)             (808) 643-3888

Item 5.     Other Events.

          Exhibits are filed herewith in connection with a proposed offering of subordinated notes by Bank of Hawaii, a subsidiary of Pacific Century Financial Corporation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                              EXHIBIT

         (24)  Consolidated Financial Statements of
               Bank of Hawaii and Subsidiaries for the
               Years ended December 31, 1997, 1996 and
               1995 with Report of Independent Auditors.




                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   August 14, 1998            PACIFIC CENTURY FINANCIAL
                                   CORPORATION

                                   /s/ RICHARD J. DAHL
                                       (Signature)

                                       Richard J. Dahl
                                       President and Chief
                                       Operating Officer

                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549









                PACIFIC CENTURY FINANCIAL CORPORATION







                    EXHIBIT TO CURRENT REPORT ON
                   FORM 8-K DATED August 14, 1998



















                                   Commission File Number 1-6887

                           Exhibit Index




Exhibit No.    Description                                 Page

    (19)       Consolidated Financial Statements
               Bank of Hawaii and Subsidiaries for
               The Years ended December 31, 1997,
               1996 and 1995 with Report of
               Independent Auditors .........................5